_____________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               February 27, 2001

                    Structured Asset Securities Corporation
          -----------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



         Delaware                      333-35026            74-2440850
---------------------------           -----------       -------------------
State or Other Jurisdiction           (Commission       (I.R.S. Employer
     Of Incorporation)                File Number)      Identification No.)



           200 Vesey Street
          New York, New York                                 10285
    -------------------------------                       ----------
    (Address of Principal Executive                       (Zip Code)
               Offices)


      Registrant's telephone number, including area code: (212) 526-5594


                                   No Change
------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events/1/
         ---------------


     Attached as Exhibit 23 to this Current Report is the consent of PricewaterhouseCoopers LLP to the use of such firm's name under the caption "Experts," and the incorporation by reference of such firm's report dated [[February 3, 2000]] on its audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries, in the Prospectus (as defined herein) relating to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-2, Mortgage Pass-Through Certificates (the "Certificates"). The Certificates are offered pursuant to a prospectus supplement, dated February 27, 2001 (the "Prospectus Supplement"), and a prospectus, dated January 26, 2001 (together with the Prospectus Supplement, the "Prospectus"), which were filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates are registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-35026) (the "Registration Statement").


Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  23.               Consent of Experts and Counsel


______________
1 Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STRUCTURED ASSET SECURITIES
                                           CORPORATION



                                        By: /s/ Ellen V. Kiernan
                                           --------------------------------
                                            Name:  Ellen V. Kiernan
                                            Title:    Vice President




Dated:  February 27, 2001


                                 EXHIBIT INDEX
                                 -------------

Exhibit No.                Description                                 Page No.
-----------                -----------                                 --------


23                         Consent of Experts and Counsel                  6




                   Exhibit 23 Consent of Experts and Counsel